Exhibit 99.B(2)(K)(xii)(a)

AMENDED SCHEDULE A

with respect to the

ALLOCATION AGREEMENT – BLANKET BOND

ING EQUITY TRUST

ING Convertible Fund

ING Disciplined LargeCap Fund

ING Equity and Bond Fund

ING Financial Services Fund

ING LargeCap Value Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING MidCap Value Choice Fund

ING MidCap Value Fund

ING Principal Protection Fund

ING Principal Protection Fund II

ING Principal Protection Fund III

ING Principal Protection Fund IV

ING Principal Protection Fund V

ING Principal Protection Fund VI

ING Principal Protection Fund VII

ING Principal Protection Fund VIII

ING Principal Protection Fund IX

ING Principal Protection Fund X

ING Principal Protection Fund XI

ING Principal Protection Fund XII

ING Principal Protection Fund XIII

ING Principal Protection Fund XIV

ING Real Estate Fund

ING SmallCap Opportunities Fund

ING SmallCap Value Choice Fund

ING SmallCap Value Fund

ING FUNDS TRUST

ING Classic Money Market Fund

ING GNMA Income Fund

ING High Yield Bond Fund

ING High Yield Opportunity Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

ING GLOBAL EQUITY DIVIDEND AND
PREMIUM OPPORTUNITY FUND

ING INVESTORS TRUST

ING AIM Mid Cap Growth Portfolio(1)

ING Alliance Mid Cap Growth Portfolio(1)

ING American Funds Growth Portfolio

ING American Funds Growth-Income Portfolio

ING American Funds International Portfolio

ING Capital Guardian Large Cap Value Portfolio(1)

ING Capital Guardian Managed Global Portfolio(1)

ING Capital Guardian Small/Mid Cap Portfolio(1)

ING Eagle Asset Capital Appreciation Portfolio(1)

ING Evergreen Health Sciences Portfolio(1)

ING Evergreen Omega Portfolio(1)

ING FMRSM Diversified Mid Cap Portfolio(1)

ING FMRSM Earnings Growth Portfolio

ING Goldman Sachs TollkeeperSM Portfolio(1)

ING Hard Assets Portfolio(1)

ING International Portfolio(1)

ING Janus Contrarian Portfolio(1)

ING Jennison Equity Opportunities Portfolio(1)

ING JPMorgan Emerging Markets Equity Portfolio(1)

ING JPMorgan Small Cap Equity Portfolio(1)

ING JPMorgan Value Opportunities Portfolio

ING Julius Baer Foreign Portfolio(1)

ING Legg Mason Value Portfolio(1)

ING Limited Maturity Bond Portfolio(1)

ING Liquid Assets Portfolio(1)

ING Marsico Growth Portfolio(1)

ING Marsico International Opportunities Portfolio

ING Mercury Focus Value Portfolio(1)

ING Mercury Large Cap Growth Portfolio(1)

ING MFS Mid Cap Growth Portfolio(1)

ING MFS Total Return Portfolio(1)

ING MFS Utilities Portfolio

ING Oppenheimer Main Street Portfolio®(1)

(1)  Under the terms of the Management Agreement between ING Investors Trust and Directed Services, Inc., the Fund is subject to a unified fee arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, Inc. as provided in the Management Agreement.

ING PIMCO Core Bond Portfolio(1)

ING PIMCO High Yield Portfolio(1)

ING Pioneer Fund Portfolio(1)

ING Pioneer Mid Cap Value Portfolio(1)

ING Salomon Brothers All Cap Portfolio(1)

ING Salomon Brothers Investors Portfolio(1)

ING Stock Index Portfolio(1)

ING T. Rowe Price Capital Appreciation Portfolio(1)

ING T. Rowe Price Equity Income Portfolio(1)

ING UBS U.S. Balanced Portfolio(1)

ING Van Kampen Equity Growth Portfolio(1)

ING Van Kampen Global Franchise Portfolio(1)

ING Van Kampen Growth and Income Portfolio(1)

ING Van Kampen Real Estate Portfolio(1)

ING INVESTMENT FUNDS, INC.

ING MagnaCap Fund

ING MAYFLOWER TRUST

ING International Value Fund

ING MUTUAL FUNDS

ING Emerging Countries Fund

ING Foreign Fund

ING Global Equity Dividend Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

ING International Fund

ING International SmallCap Fund

ING International Value Choice Fund

ING Precious Metals Fund

ING Russia Fund

ING PARTNERS, INC.

ING American Century Select Portfolio

ING American Century Small Cap Value Portfolio

ING Baron Small Cap Growth Portfolio

ING Fidelity® VIP Contrafund® Portfolio

ING Fidelity® VIP Equity Income Portfolio

ING Fidelity® VIP Growth Portfolio

ING Fidelity® VIP Mid Cap Portfolio

ING Fundamental Research Portfolio

ING Goldman Sachs® Capital Growth Portfolio

ING Goldman Sachs® Core Equity Portfolio

ING JPMorgan Fleming International Portfolio

ING JPMorgan Mid Cap Value Portfolio

ING MFS Capital Opportunities Portfolio

ING OpCap Balanced Value Portfolio

ING Oppenheimer Global Portfolio

ING Oppenheimer Strategic Income Portfolio

ING PIMCO Total Return Portfolio

ING Salomon Brothers Aggressive Growth Portfolio

ING Salomon Brothers Fundamental Value Portfolio

ING Salomon Brothers Investors Value Portfolio

ING Salomon Brothers Large Cap Growth Portfolio

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

ING T. Rowe Price Growth Equity Portfolio

ING UBS U.S. Large Cap Equity Portfolio

ING Van Kampen Comstock Portfolio

ING Van Kampen Equity and Income Portfolio

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING GET U.S. Core Portfolio - Series 1

ING GET U.S. Core Portfolio - Series 2

ING GET U.S. Core Portfolio - Series 3

ING GET U.S. Core Portfolio - Series 4

ING GET U.S. Core Portfolio - Series 5

ING GET U.S. Core Portfolio - Series 6

ING GET U.S. Core Portfolio - Series 7

ING GET U.S. Core Portfolio - Series 8

ING GET U.S. Core Portfolio - Series 9

ING GET U.S. Core Select Portfolio - Series 1

ING GET U.S. Core Select Portfolio - Series 2

ING GET U.S. Opportunity Portfolio - Series 1

ING GET U.S. Opportunity Portfolio - Series 2

ING VP Worldwide Growth Portfolio

ING VARIABLE PRODUCTS TRUST

ING VP Convertible Portfolio

(1)  Under the terms of the Management Agreement between ING Investors Trust and Directed Services, Inc., the Fund is subject to a unified fee arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, Inc. as provided in the Management Agreement.

ING VP Disciplined LargeCap Portfolio

ING VP Financial Services Portfolio

ING VP High Yield Bond Portfolio

ING VP International Value Portfolio

ING VP LargeCap Growth Portfolio

ING VP MagnaCap Portfolio

ING VP MidCap Opportunities Portfolio

ING VP Real Estate Portfolio

ING VP SmallCap Opportunities Portfolio

ING VP EMERGING MARKETS FUND, INC.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND

The Asset Allocation Portfolio

The Bond Portfolio

The Money Market Portfolio

The Stock Portfolio

(1)  Under the terms of the Management Agreement between ING Investors Trust and Directed Services, Inc., the Fund is subject to a unified fee arrangement.  Accordingly, the portion of SCAS Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, Inc. as provided in the Management Agreement.